Confidential Proprietary Financial Analyst Day Phoenix, Arizona March 10, 2017 Exhibit 99.2

RETHINK ENERGY EFFICIENCY. Financial Analyst Day | Phoenix, Arizona | March 10, 2017

Agenda Analyst Day 2017 Introduction - Parag Agarwal8:00-8:05 Strategic Overview - Keith Jackson8:05-8:35 Q&A Analog Solutions Group - Bob Klosterboer 8:50-9:20 Image Sensor Group - Taner Ozcelik 9:20-9:50 Break Power Solutions Group – Bill Hall10:05-10:35 Q&A Finance - Bernard Gutmann10:50-11:20 Q&A

Safe Harbor Statement and Non-GAAP and Forecast Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” or “anticipates,” or by discussions of strategy, plans or intentions. All forward-looking statements in this presentation are made based on our current expectations, forecasts, estimates and assumptions, and involve risks, uncertainties and other factors that could cause results or events to differ materially from those expressed in the forward-looking statements. These factors include, among others: our revenues and operating performance; economic conditions and markets (including current financial conditions): risks related to our ability to meet our expectations regarding revenue growth, margin expansion, free cash flow generation, operational efficiency and the realization of synergies from our acquisition of Fairchild; effects of exchange rate fluctuations; the cyclical and seasonal nature of the semiconductor industry; changes in demand for our products; changes in inventories at our customers and distributors; technological and product development risks; enforcement and protection of our IP rights and related risks; risks related to the security of our information systems and secured network; availability of raw materials, electricity, gas, water and other supply chain uncertainties; our ability to effectively shift production to other facilities when required in order to maintain supply continuity for our customers; variable demand and the aggressive pricing environment for semiconductor products; our ability to successfully manufacture in increasing volumes on a cost-effective basis and with acceptable quality for our current products; risks associated with acquisitions and dispositions, including our recent acquisition of Fairchild (including our ability to realize the anticipated benefits of our acquisitions and dispositions; risks that acquisitions or dispositions disrupt our current plans and operations, the risk of unexpected costs, charges or expenses resulting from acquisitions or dispositions and difficulties encountered from integrating and consolidating and timely filing financial information with the SEC for acquired businesses and accurately predicting the future financial performance of acquired businesses); competitor actions, including the adverse impact of competitor product announcements; pricing and gross profit pressures; loss of key customers; order cancellations or reduced bookings; changes in manufacturing yields; control of costs and expenses and realization of cost savings and synergies from restructurings; significant litigation; risks associated with decisions to expend cash reserves for various uses in accordance with our capital allocation policy such as debt prepayment, stock repurchases, or acquisitions rather than to retain such cash for future needs; risks associated with financing and capital markets activities; risks associated with our substantial leverage and restrictive covenants in our debt agreements that may be in place from time to time; risks associated with our worldwide operations, including foreign employment and labor matters associated with unions and collective bargaining arrangements as well as man-made and/or natural disasters affecting our operations and finances / financials; the threat or occurrence of international armed conflict and terrorist activities both in the United States and internationally; risks and costs associated with increased and new regulation of corporate governance and disclosure standards; and risks related to new legal requirements and risks involving environmental or other governmental regulation. Additional factors that could affect our future results or events are described in our Annual Report on Form 10-K for the year ended December 31, 2016 and in other filings we make with the SEC. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this presentation. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements. This presentation, and the related discussion, also contain certain non-GAAP financial measures, including non-GAAP operating expenses, which should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with generally accepted accounting principles (“GAAP”). Please refer to the Appendix of this presentation for our calculation methodologies and a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP. Analyst Day 2017

Bob Klosterboer, Executive Vice President Analog Solutions Group

Energy Efficient Analog Solutions for Automotive, Industrial & Communications Analyst Day 2017 ON Semiconductor

Analyst Day 2017 Analog Solutions Group (ASG) Annualized 20161 revenue $1.9B gross margin 39% Industrial Leader in ASICs and motor control Growth drivers - IoT communication and mobile medical automotive Leader in automotive power management, LED lighting control, & sensor interface ICs. Growth driver - ADAS power communications Leader in wall to battery charging solutions and power management. Growth drivers - USB-C & intelligent charging 1: Annualized 2016 results based on 4Q16 actual results

Analyst Day 2017 KEY TAKEAWAYS 1 Continue to drive growth in key strategic markets – automotive, industrial, and communications 2 3 4 Sharp focus on margin expansion through cost reduction and portfolio management Innovative and disruptive products and technologies for IoT Edge devices Expanding beyond ICs to providing complete solutions, including modules and software

Analyst Day 2017 ASG Strategic intent and Goals 1 Market leadership in analog power management market Continue to grow at rate twice that of market through targeting innovative products for rapidly growing applications Differentiation through integration and power efficiency Expand margins through operation improvements and opex rationalization 2020 Target Model - Revenue $2.1B, non-GAAP gross margin 45% 2 3 4 5

Analyst Day 2017 Fairchild adds to strength 1 +$300m of mobile business with market leading customers Complete and robust portfolio of USB type-C and power delivery solutions New customers and applications in industrial off line power conversion Aligned cloud computing capability and roadmap with ON computing Business 2 3 4

Analyst Day 2017 ASG Growth Opportunities in Strategic Markets AUTOMOTIVE 31% of revenue Key Applications ADAS, Lighting, Body, Safety, Infotainment, Powertrain INDUSTRIAL 20% of revenue Key Applications Building Control, Industrial Motor, Cloud Power, Industrial IOT, Robotics, Medical COMMUNICATION 26% of revenue Key Applications Smartphone, Tablet, Adaptors, Wearables, Netcom Based on 4Q16 actual results

Safety/ADAS Powertrain Analyst Day 2017 ASG Current Automotive Market Body/Lighting Infotainment Addressable Content per light vehicle: $90 In-vehicle Communication Source: Strategic Analytics Q1 2017 – Power, Linear, Small Signal. 1: FY2016 revenue represents Q4’ 16 Annualized values. #1 in lighting solutions

LVDS, FlexRAY Higher speed data Power management More computing power Analyst Day 2017 ASG Key Automotive growth drivers Sensor interface Driver assistance Smart FETs Central control Source: Strategic Analytics

AUTOMOTIVE “Expanding content and capabilities”



ACTIVE SAFETY
- ASIC
- Power Supplies
- Current Sense LDO

INSTRUMENT CLUSTERS
- LED Backlight
- Power Supplies
- Smart FETs
- System Basis Chips

ADAS
- Power Supplies
- System Basis Chips
- Motor Control
- Smart FETs
- Ultrasonic Sensor I/F
- Image Sensor support

LIGHTING
- Full LED AFS
- LIN RGB
- SMPS
- SBC
- Motor Control
- Backlighting
- Smart FETs HS
- Pixel Lighting

ELECTRIFICATION
- Inductive Senor I/F IP
- Start-Stop – ASIC/ASSP
- Power Supplies
- System Basis Chips
- Current Sense LDOs
- Battery Monitoring

IN-VEHICLE NETWORKING
- System Basis Chips (SBC)
- FlexRay
- Ethernet
- CAN Partial Network
- LIN relay

POWERTRAIN
- Pressure Sensor I/F IP
- Multi-Spark IGBT
- Igniters
- Transmission Control
- Knock Sensor Interface

Strong Offering
Major Investment
Fairchild Additions

ON Semiconductor®

14 Analyst Day 2017

Analyst Day 2017 Leadership in Automotive LED Lighting Front Lighting content per car up to $16 #1 in Automotive lighting motion control #2 in Automotive LED power Rear and interior lighting control Winning: Continental, Hella, Magneti-Marelli, Osram, Lear, Valeo, Keboda, MELCO, ZKW Source: IHS and ON Semiconductor

Analyst Day 2017 Extending power opportunity in ADAS Power Supply Content per Vehicle Cameras (Rear & surround view) VCM (Vision Control Module) RADAR/LIDAR (24, 77 and 79GHz) Ultrasonic 1 / Vehicle 6 to 10 / Vehicle 5 to 12/ Vehicle 5 to 15/ Vehicle $8 $12 - $20 $5 - $12 $2 - $6 ASIL Level A/NA A/B B/C D CAGR 20% GM >50% CAGR 11% GM 50% CAGR 6% GM 35% CAGR 17% GM 55% 10% TAM CAGR 2016 2020 $237M $495M Source: Data Strategy Analytics 2015

ASG CURRENT INDUSTRIAL MARKET



- **#1 in Industrial ASICs and ASSPs**
- **Trusted Design and manufacturing**
- **Efficient power conversion**
- **Long product lifecycles**
- **2016 to 2020 growth projected at 7%**

Medical Imaging
FASTER WITH HIGHER QUALITY

IoT Edge Node
STANDARDS BASED COMMUNICATION

Circuit Breaking
INTELLIGENT SWITCHING

LED Lighting
CONNECTED HIGH EFFICIENCY

Motor Control
PRECISION

ON Semiconductor®

17 Analyst Day 2017

[1]: FY2016 represents Q4' 16 Annualized values.

Analyst Day 2017 ASG Key Industrial growth drivers Robotics PrEcision Motor control Mobile Medical Ultra low power BLE 5.0 Connected Sensing and Control ZigBee | ThreaD | Sigfox Safety and Security Smart Breakers Source: Strategic Analytics

Analyst Day 2017 Intelligent Charging Intelligent charging solutions are a key growth driver: CAGR 34% #1 in Travel Adaptor First to market with A4WP solutions 1st true multi-mode solutions supporting all standards Intelligent charging adds up to $0.20 per device Wireless Charging content per phone up to $1 Source: IHS, ON Semiconductor

Analyst Day 2017 ASG Communications Market Power management Bigger Smarter Phone Faster Charging Complete wall to battery charging solutions Rf tuning Better reception Source: Strategic Analytics Q1 2017 – Power, Linear, Small Signal. ¹: FY2016 represents Q4’ 16 Annualized values.

MOBILE SOLUTIONS - WALL TO BATTERY SOLUTION


Wall to Battery
Primary Side Controller
Synchronous Rectifier
Fast Charging Protocol
Over-voltage/current Switch
Type-C
USB Interface Controller
Battery charger
Bypass Charger
Battery protection
Fuel gauge
to AP
to AP
Current Products
Products Under Development


5W
4.5W/in^3
18W
12W/in^3
25W
20W/in^3


3A Charge
92% Efficiency
Past
6A Charge
96% Efficiency
Today
10A+ Charge
98% Efficiency
2018

Faster charge times + higher density + higher efficiency = increased content

ON Semiconductor®

21 Analyst Day 2017

Analyst Day 2017 Leadership in USB Type-C USB Type-C and Audio multiplexing adding $0.35 per port 1st to market with a certified 10GHz SuperSpeed solution adding $0.75 per port ON USB content per phone up to $1.50 Active cables will provide $40M of new SAM in 2017 - CAGR >60% Winning : Huawei, ASUS, LG, BBK, Lenovo/Motorola, HTC, Meizu, GoPro, Samsung, Sony, Zimi, Cooper Source: IHS, ON Semiconductor

ASG LEVERAGING COMPUTING STRENGTH INTO GROWTH

COMPUTING

- Interface
- Clocking
- Dr.MOS
- Sky Lake Content Notebook: $2.65

CLOUD

- Interface
- Clocking
- Dr.MOS
- Purley Content 2P System: ~$50

AUTOMOTIVE

- #1 Position in VCORE
- Interface
- Clocking
- Dr.MOS
- ADAS Vcore Content Intel “Brain”: $8.00

MOBILE

- Interface
- Clocking
- Dr.MOS
- Multiphase Content High End: $2.20

ON Semiconductor®

23 Analyst Day 2017

Analyst Day 2017 Total Solution Ecosystem Broad Reaching Solutions and Offerings Enable Accelerated Product Development and Time to Market Multi-chip Solutions Full Custom Solutions S/H Diagnos - tics DAC ADC PGA AMUX EEPROM OTP Temp sense HV HV HV HV HV BUF Peripheral Extension Logic Cntrl Block Micro Core RAM ROM or Flash Peripheral Extension JTAG Timer PWM GPIO Comm. Control Unit HV HV Comm. Transceiver R8051 Fault Detect. Protection ASSPs Standard Products Devices Modules & SIPs Development Software Development Hardware

Analyst Day 2017 ASG Margin Improvement Plans Gross margin improvement opportunities Operating margin improvement opportunities Insourcing of Fairchild assembly and test Innovative test strategies Portfolio management Scrap reduction Factory rationalization Fairchild Synergies Eliminate redundant R&D activities Allocate headcount to higher growth markets Direct headcount growth to low cost development centers Innovative prototyping to reduce high cost tooling Closer customer collaboration to improve R&D yield 600 BPS of gross margin improvement1 1: Gross margin improvement from 4Q16 base

Analyst Day 2017 Summary 1 Driving growth in automotive and industrial Reusing technologies and IP to address fast growing markets Disruptive technologies in intelligent charging & IOT connectivity Executing on margin expansion roadmap Synergistic portfolio with other business groups 2 3 4 5